SUPPLEMENT DATED JANUARY 11, 2011 TO

HARTFORD MIDCAP HLS FUND

PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED MAY 1, 2010

Effective May 1, 2011, changes are being made with respect to the portfolio management team of Hartford MidCap HLS Fund (the “Fund”).  Phillip H. Perelmuter will no longer be a portfolio manager for the Fund.  Philip W. Ruedi, CFA and Mark A. Whitaker, CFA will remain as portfolio managers for the Fund.

This Supplement should be retained with your Prospectus for future reference.